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                                                                 EXHIBIT 10.25.1

Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the form of Executive Retiree Health Care Agreement constituting Exhibit 10.25 to the Quarterly Report on Form 10-Q of Visteon for the quarterly period ended June 30, 2006.

                                      Name
                               Michael F. Johnston
                               Donald J. Stebbins
                                 James F. Palmer
                              Dorothy P. Stephenson